SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 13, 1999


                             TRANSTAR HOLDINGS, L.P.
                          TRANSTAR CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

       DELAWARE                    033-73270                          13-3486874
       DELAWARE                   033-73270-1                         13-3745313

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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



                                 345 PARK AVENUE
                               NEW YORK, NY 10154
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              (Address and zip code of principal executive offices)

                                (212) 935-2626
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

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


Item 5.   Other Events.

     Robert S. Rosati, the President and Chief Executive Officer of Transtar, Inc., who had previously announced his retirement has agreed to remain in his positions with the Company for a period of time after his previously announced retirement date. Specifically, pursuant to an Employment Agreement, dated as of November 1, 1999, by and between Mr. Rosati and Transtar, Inc. (the "Employment Agreement"), Mr. Rosati has committed to remain in the office of President and Chief Executive Officer of Transtar, Inc. for a term commencing on November 1, 1999 and ending on or before June 30, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 13, 1999


                                       TRANSTAR HOLDINGS, L.P.



                                       By:  /s/ Stephen A. Schwarzman
                                          --------------------------------------
                                          Name:   Stephen A. Schwarzman
                                          Title:  Director



                                       TRANSTAR CAPITAL CORPORATION



                                       By:  /s/ Stephen A. Schwarzman
                                          --------------------------------------
                                          Name:   Stephen A. Schwarzman
                                          Title:  Director